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                                                                    Exhibit 10.3

                                                                EXECUTION COPY


                             FORBEARANCE AGREEMENT



     FORBEARANCE AGREEMENT, dated as of August 18, 1997 (this "Forbearance Agreement"), among

          (i) NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"),

          (ii) NORTHSTAR MEDICAL SERVICES, INC., f/k/a NSHS HOLDINGS, INC., a Delaware corporation; DIRECT PROVIDER NETWORK, INC., f/k/a NORTHSTAR HS HOLDINGS, INC., a Delaware corporation; NSHS SERVICES, INC., a Delaware corporation; NORTHSTAR HEALTH CONSULTING, INC., a Delaware corporation; ABILITY PLUS REHABILITATION MANAGEMENT COMPANY, f/k/a NSHS CARDIAC HOLDINGS, INC., a Delaware corporation; NORTHSTAR DIAGNOSTIC SERVICES, INC., f/k/a NORTHSTAR NUCLEAR SERVICES, INC., a Delaware corporation; KEYSTONE REHABILITATION SYSTEMS, INC., a Pennsylvania corporation; KEYSTONE REHABILITATION MANAGEMENT, INC., a Pennsylvania corporation; and VASCUSONICS, INC., a Pennsylvania corporation (collectively, together with the New Guarantors referred to below, the "Subsidiary Guarantors"); and

          (iii) IBJ SCHRODER BANK & TRUST COMPANY ("IBJS");
in respect of the Credit Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, the Borrower, the lenders parties thereto (the "Lenders") and IBJS, as Agent (in such capacity, the "Agent") have entered into that certain Credit Agreement dated as of October 20, 1995 (as amended, the "Credit Agreement") and the Borrower has entered into certain other Credit Documents (as defined in the Credit Agreement); and

     WHEREAS, the Subsidiary Guarantors are parties to that certain Subsidiaries Guarantee dated as of October 20, 1995 (as amended, supplemented or otherwise modified, the "Subsidiaries Guarantee") to the Agent for the benefit of the Lenders and have entered into certain other Credit Documents; and

     WHEREAS, certain Events of Default (as defined in the Credit Agreement) exist under the Credit Agreement; and

     WHEREAS, the Agent and the Lenders are unwilling to waive the Events of Default that currently exist; and

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     WHEREAS, notwithstanding the foregoing, subject to the terms and conditions hereof, the Agent and the Lenders are willing, through August 31, 1997, to forbear in certain respects in the enforcement of the remedies set forth in the Credit Documents as set forth herein; provided, that the rights of the Agent and the Lenders are not otherwise waived or impaired.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Agent and the Lenders hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     2.  Acknowledgments.

         (a) The Borrower acknowledges that, as of June 30, 1997, it is indebted to the Lenders (i) pursuant to the Term Loan and the Term Note, in the amount of $6,083,335 (the "Existing Term Loan Principal"); (ii) pursuant to the Revolving Credit Loans and the Revolving Credit Note, in the amount of $2,000,000 (the "Existing Revolving Credit Principal"); (iii) pursuant to the Acquisition Loans and the Acquisition Note, in the amount of $6,000,000 (the "Existing Acquisition Loan Principal"); (iv) accrued but unpaid interest on the Existing Term Loan Principal, Existing Revolving Credit Principal and Existing Interest"), and (v) accrued but unpaid fees in the amount of $1,176.48 ("Existing Fees") (collectively, the Existing Term Loan Principal, the Existing Revolving Credit Principal, the Existing Acquisition Principal, the Existing Interest and the Existing Fees, the "Outstanding Indebtedness").


         (b) The Borrower acknowledges the effectiveness and continuing validity of the Credit Agreement (including, without limitation, Section 12.5 thereof) and of each Credit Document to which it is a party.

         (c) The Borrower acknowledges that one or more Events of Default have occurred and are continuing and that, pursuant to Section 10 of the Credit Agreement, the Agent is presently entitled, with the consent of the Lenders, to terminate the Commitments and to declare the Outstanding Indebtedness and the other amounts owing under the Credit Agreement to be due and payable.

         (d) The Borrower acknowledges the cancellation of (i) the unused portion of the Acquisition Credit Commitment and (ii) of the Revolving Credit Commitment, in each case prior to the date hereof. The Revolving Credit Commitment is subject to reinstatement at the sole option of the Lenders.


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         (e) Each Subsidiary Guarantor acknowledges the effectiveness and continuing validity of the Subsidiaries Guarantee and of each Credit Document to which it is a party.

         (f) Each Subsidiary Guarantor acknowledges the existence and amount of the Outstanding Indebtedness and its liability therefor pursuant to the terms of the Subsidiaries Guarantee.

         (g) Each Subsidiary Guarantor expressly acknowledges and consents to this Forbearance Agreement and to the terms hereof, such Forbearance Agreement and terms to be without prejudice to such Subsidiary Guarantor's liability pursuant to the Subsidiaries Guarantee and the other Credit Documents to which it is a party.

         (h) Each of the Borrower, each Subsidiary Guarantor, and each of Thomas
W. Zaucha, Alice L. Zaucha and the Zaucha Family Limited Partnership (collectively, the "Zaucha Parties"), hereby ratifies and acknowledges all of the terms and conditions of the letter agreement, dated April 8, 1997, between IBJ Schroder Bank & Trust Company and the Zaucha Parties (the "First Pre-Negotiation Letter"), the Borrower and each Subsidiary Guarantor hereby represent and warrant that all corporate action on its part necessary for such ratification has been taken and is in full force and effect, and such terms and conditions of the First Pre-Negotiation Letter are hereby incorporated by reference as if such terms and conditions were set forth herein in full.

         (i) The Company hereby ratifies and acknowledges all of the terms and conditions of the letter agreement, dated May 21, 1997, between the Company and IBJS (the "Second Pre-Negotiation Letter"), and the Company hereby represents and warrants that all corporate action on its part necessary for such ratification has been taken and is in full force and effect, and such terms and conditions of the Second Pre-Negotiation Letter are hereby incorporated by reference as if such terms and conditions were set forth herein in full.

         (j) The Borrower and its Subsidiaries hereby acknowledge and agree that, without the consent of the Agent and the Lenders as provided in the Credit Agreement and in the Subordination Agreement, dated as of October 15, 1995, by and among the Subordinated Creditors parties thereto, the Company and the Agent, as amended by an Amendment and Supplement, dated as of November 15, 1995 (designating the Zaucha Parties and David Watson as New Subordinated Creditors), no payments shall be made to Zaucha Parties in respect of debt owing to the Zaucha Parties subject to the Subordination Agreement except in strict conformity with the terms of the Subordination Agreement, notwithstanding that any payments may have heretofore been permitted to be made to the Zaucha Parties in respect of such debt.

     3. Forbearance; Deferral of Principal; Interest Rate.

     (a) Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby agree that none of them shall, prior to the Forbearance Termination Date,


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exercise any of the remedies set forth in the Credit Agreement or in any of the other Credit Documents.

     (b) Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby agree that the unpaid principal installments of the Term Loan which were due or became due prior to the date hereof, and each principal installment of the Term Loan that shall become due and payable from the date hereof to the Forbearance Termination Date, together with accrued interest on the Outstanding Indebtedness shall be deferred until, and shall be due on, the Forbearance Termination Date.

     (c) Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby waive the imposition of interest at the Default Rate as provided in Section 5.5(c) of the Credit Agreement prior to the Forbearance Termination Date and the Agent, the Lenders agree that interest shall accrue on all unpaid Obligations for the period from the date of the Credit Agreement to but excluding the Forbearance Termination Date at the rates provided for such Obligations in Section 5.5(a) or (b) (or, if no such rate is so provided, at the rate provided for Revolving Credit Loans which are Base Rate Loans in Section 5.5(b)).

     (d) For so long as this Forbearance Agreement shall remain in effect or a Default shall have occurred and be continuing, none of the Loans may be maintained as Eurodollar Loans.

     4. Termination. This Forbearance Agreement shall terminate on August 31, 1997, unless earlier terminated upon the occurrence of a Forbearance Event of Default (any such date, the "Forbearance Termination Date"). The Forbearance Termination Date may be extended from time to time by the execution and delivery by the Agent and the Borrower of an extension supplement substantially in the form of Exhibit A hereto and appropriately completed (an "Extension Supplement"). The Lender shall have no obligation to extend the Forbearance Termination Date pursuant to any Extension Supplement, and the Agent's agreement to permit any such extension shall be subject to the sole discretion of the Agent.

     5. Representations and Warranties. In order to induce the Lenders to enter into this Forbearance Agreement, the Borrower and each Subsidiary Guarantor hereby represents and warrants to the Agent and to each Lender that:

          (a) Subject to Section 5(b) of this Forbearance Agreement, each of the representations and warranties made by the Borrower and each of the Subsidiary Guarantors in each Credit Document to which it is a party is true and correct in all material respects as of the date hereof.

          (b) The representations and warranties made by the Borrower in the Credit Agreement are qualified to the extent set forth on the Supplemental Disclosure Schedule attached as Schedule 1 hereto.



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


          (c) The Borrower has no intention of commencing bankruptcy, insolvency or similar proceedings prior to August 31, 1997 and has no intention of commencing such proceedings thereafter if mutually acceptable agreements can be reached among the Borrower and its principal creditors and shareholders.

          (d) Attached to this Forbearance Agreement as Exhibit B is a true and complete description of any and all mergers, name changes, asset dispositions (whether by dividend or otherwise) or similar transactions to reorganize the corporate or capital structure of the Borrower and its Subsidiaries which are currently contemplated by the Borrower or any Subsidiaries or which have occurred since October 20, 1995 (the "Corporate Structure Transactions").

     6. Conditions Precedent to Effectiveness of Forbearance Agreement. This Forbearance Agreement shall not become effective unless and until:

          (a) the Agent has received this Agreement, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor;

          (b) [intentionally omitted];

          (c) the Agent has received evidence satisfactory to the Agent that the Pre-Negotiation Letter has been ratified by the Board of Directors of the Borrower;

          (d) the Agent has received the executed legal opinion of Wilikie Farr & Gallagher, counsel to the Borrower and the Subsidiary Guarantors, covering such matters incident to the transactions contemplated by this Forbearance Agreement as the Agent may reasonably require;

          (e) the Borrower shall have taken (at the Borrower's expense) all actions necessary or desirable to perfect or to continue perfected the security interests of the Agent and the Lenders in all of the property of the Borrower and its Subsidiaries after giving effect to the Corporate Structure Transactions (including, without limitation, delivery of stock certificates and stock powers to the Agent, execution, delivery and filing of financing statements under the Uniform Commercial Code of any jurisdiction, execution and delivery of any amendments or supplements to any Credit Documents, and any other filings, recordations or notices as the Agent may request); and

          (f) the Agent has received such other documents and information as the Agent may reasonably require, which documents and information shall be satisfactory to the Agent in its sole discretion.

     7. Covenants. The agreement of the Agent and the Lenders to forbear from exercising remedies as set forth in Section 3 hereof is expressly conditioned upon the Borrower's continued compliance with the following:



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     (a) The Borrower shall continue to comply with the affirmative covenants set forth in Section 8 of the Credit Agreement (other than Section 8.3 thereof); provided that the monthly financial statements required to be delivered pursuant to Section 8.1(c) of the Credit Agreement within 30 days following the last day of each month may, with respect to the last month of each fiscal quarter, be delivered within 45 days following the last day of each such month.

     (b) The Borrower shall furnish to the Agent:

          (i) weekly reports of actual cash receipts and disbursements ("Weekly Cash Flow Reports") no later than Thursday of the next succeeding week, each such Weekly Cash Flow Report to be in the format currently being provided to the Agent; and

          (ii) monthly reports of actual cash receipts and disbursements for each month, each period of three months ended on such month and year-to-date ("Monthly Cash Flow Reports") and the Company's "Monthly Profit and Loss Statement (Consolidated by Cost Center)" and "Detail Consolidated Profit and Loss Statement", in each case no later than the fifteenth day of the next succeeding month, and in the format currently being provided to the Agent (including all schedules thereto currently being provided to the Agent);

each of such Weekly Cash Flow Reports and Monthly Cash Flow Reports (including schedules thereto) to be certified as correct and complete by a Responsible Officer of the Borrower and to be provided both in hard copy form and an electronic form reasonably satisfactory to the Agent.

     (d) Collections for each successive four-week period ending on a Friday shall be no less than $2,500,000.

     (e) Cash disbursements for each successive four-week period ended on a Friday, excluding cash disbursements during such period for shareholder lawsuits, shall not exceed the sum of collections for such period and the amount of cash balances on the first day of such period. Except as provided in the immediately prior sentence, without the prior consent of the Lenders, the Borrower and each of its Subsidiaries agrees that it shall not pay, or commit to pay, or undertake any transaction which would result in or require the payment of, any cash disbursement that would be unusual or extraordinary or outside the ordinary course of business, such determination to be made by reference both to the business of the Borrower and its Subsidiaries as presently conducted and by reference to the business plan, budget and projections delivered pursuant to
Section 7(k).

     (f) Amounts invoiced by the Borrower and its Subsidiaries on or prior to the tenth day of each month for the prior month shall be no less than $3,000,000.

     (g) The Borrower shall provide full disclosure to the Agent of all proposed settlements of any material litigation involving the Borrower.

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


     (h) The Borrower shall promptly provide such additional financial and other information, including, without limitation, payment plans for significant creditors not yet negotiated or known as of the date hereof, certified copies of corporate proceedings of the Borrower and any of its Subsidiaries, certified copies of management communications and communications from certified public accountants engaged by the Borrower or any of its Subsidiaries from time to time, certified copies of all notices from or other communications with the Securities and Exchange Commission, the National Association of Securities Dealers, any stock exchange or similar organization and other Governmental Authorities, and such other information as the Agent or the Lenders may from time to time request. Without limitation of the foregoing, the Borrower shall deliver to the Agent promptly, copies of all reports filed by the Borrower or any Subsidiary with the Securities and Exchange Commission on the EDGAR system.

     (j) The Borrower shall, not later than September 30, 1997, provide to the Agent and each Lender a business plan and projected financial statements of the Borrower and its Subsidiaries for the period from July 1, 1997 to June 30, 1998 (the "Plan Period"), which business plan and projected financial statements shall be in form and substance reasonably acceptable to the Agent and the Lenders.

          (1) The Borrower shall pay:

          (i) to Cadwalader, Wickersham & Taft, an amount equal to $5,000 per week on account of legal fees and disbursements previously invoiced;

          (ii) to the Agent for the account of the Lenders, an amount for each month listed in the table below set forth opposite such month below, payable in the equal bimonthly installments set forth below on the 10th day and the 25th day of each of such months:

                       Monthly        Bi-Monthly
        Month           Amount        Installment
        -----           ------        -----------
        June 1997      $130,000         $65,000
        July 1997       130,000          65,000
        August 1997     130,000          65,000

     in each case on account of accrued and unpaid interest on the outstanding Loans;

          (iii) to the Agent for the account of the Lenders, concurrently with the delivery to the Agent of each Weekly Cash Plow Report, an amount equal to the excess, if any, of (A) collections for such week over (B) the sum of cash disbursements for such week (including cash disbursements pursuant to Section 6(l)(i) and (ii) hereof) and an amount of cash to be retained from such collections determined by the Borrower in light of reasonably anticipated cash needs and consistent with maintaining prudent, non-excessive reserves (such excess, "Excess Cash"), which Excess Cash shall be applied by the Agent and



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




          the Lenders to the payment of accrued and unpaid interest on the outstanding Loans, until all such accrued and unpaid interest has been paid in full; and

               (iv) notwithstanding the provisions of Section 5.4(b) of the Credit Agreement and Section 7(l)(iii) hereof, to the Agent for the account of the Lenders, a percentage to be negotiated between the Borrower and the Lenders of net proceeds of any extraordinary transactions, including, without limitation, transactions of the type described in Section 5.4(b) of the Credit Agreement.

     If the Forbearance Termination Date is extended pursuant to an Extension Supplement, unless modified pursuant to such Extension Supplement the payments set forth in this Section 7(1) shall continue during the term of such extension of the Forbearance Termination Date, in the same amounts and at the same periodicity, as set forth for the initial term of this Forbearance Agreement in this Section 7(1).

     8. Events of Default.

     (a) The agreement of the Agent and the Lenders to make Forbearance Revolving Credit Loans and to forbear from exercising remedies pursuant to
Section 3 hereof shall immediately terminate and be of no further force and effect upon the occurrence of any of the following (each, a "Forbearance Event of Default"):

               (i) the occurrence of one or more Defaults or Events of Default under any of Subsections 10(c), (d), (f), (h), (i), (j) and (1) of the Credit Agreement (other than a Default or Event of Default arising solely from a breach of the Borrower's obligations under Section 9.1,
          9.13 (to the extent applicable to Withdrawal Payments) or 9.20 of the Credit Agreement); or

               (ii) any representation or warranty made or deemed made by the Borrower or any Subsidiary Guarantor in Section 5 hereof or elsewhere herein or which is contained in any certificate, document or financial or other statement created and/or delivered at any time under or in connection with this Forbearance Agreement or on or subsequent to the date hereof under or in connection with any other Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

               (iii) the Borrower or any Subsidiary shall default in the observance or performance of any agreement contained in Section 7; or

               (iv) Withdrawal Payments shall be paid in excess of (A) with respect to lump sum payments, $550,000 in the aggregate, and (B) with respect to any other payments to any Person entitled to receive Withdrawal Payments, an amount in excess of the amounts currently being paid to such Person as "Employment Commission EA Payments" (such amounts to be paid no more frequently than such Employment
          Commission EA Payments and to be payable only to Persons who continue to operate a clinic of the Company); or


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


               (v) the Agent or the Lenders shall in their sole discretion determine that an adverse change has occurred in the finances or business operations of the Borrower or the Subsidiary Guarantors; or

               (vi) (x) the Agent or the Lenders shall in their sole discretion determine that any litigation, investigation or proceeding relating to the Borrower or any Subsidiary thereof or any present or former Affiliate of any thereof, any actual or proposed solicitation of proxies or consents from any holders of any securities issued by the Borrower or any of its Subsidiaries or similar action, or any change or development in or in respect of any of the foregoing (including, without limitation, any settlement thereof), could have an adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower or any Subsidiary thereof or on the rights or remedies of the Agent or the Lenders under any of the Credit Documents, or (y) any settlement of any of the foregoing shall be entered into on terms and conditions that are not acceptable to the Agent or any Lender in their sole discretion, or (z) the litigation currently pending in the Federal District Court for the Western District of Pennsylvania captioned "Michael Butler et al. vs. Northstar Health Services, Inc. et al." shall fail to be settled on terms and conditions satisfactory to the Agent and the Lenders on or prior to September 30, 1997; or

               (vii) (x) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than the Zaucha Parties (A) shall have acquired beneficial ownership of 30% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; for purposes of this Agreement, "Continuing Directors" shall mean the directors of the Borrower on the Forbearance Effective Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors; or

     (ix) an Event of Default shall occur under Section 10(g) of the Credit Agreement, or the Company shall incur liabilities (including in respect of a compliance audit) relating to a 401(k) Plan (one such liability which is more fully described on the Supplemental Disclosure Schedule), together aggregating in excess of $150,000.

     (b) Upon the occurrence of a Forbearance Event of Default on or as of any date, the Forbearance Termination Date shall be deemed to occur on said date.

     9. Absence of Waiver. The parties hereto agree that the agreements set forth in Sections 2 and 3 hereof shall not be deemed to:

        (a) be a consent to, or waiver of, any Default or Event of Default;



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         (b) except as expressly set forth herein; modify or limit any other term or condition of the Credit Agreement or any other Credit Document;

         (c) impose upon any Lender or the Agent any obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement or other Credit Documents, including, without limitation, any further extension of the Revolving Credit Commitment; or

         (d) prejudice any right or remedy that the Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Credit Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

     10. Miscellaneous.

         (a) Section headings used in this Forbearance Agreement are for convenience of reference only and shall not affect the construction of this Forbearance Agreement.

         (b) This Forbearance Agreement may be executed by one or more of the parties hereto by facsimile or in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (c) This Forbearance Agreement and the rights and obligations of the parties under this Forbearance Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to conflicts of laws principles.

         (d) All obligations of the Borrower and each Subsidiary Guarantor and all rights of the Agent and the Lenders that are expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         (e) This Forbearance Agreement, the Credit Agreement and the other Credit Documents represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

         (f) Whenever possible, each provision of this Forbearance Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Forbearance Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of such provision or the remaining provisions of this Forbearance Agreement.



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


     (g) THE BORROWER AND EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

               (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FORBEARANCE AGREEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

               (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

               (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 12.2 OF THE CREDIT AGREEMENT AND TO EACH SUBSIDIARY GUARANTOR AT ITS ADDRESS SET FORTH BELOW ITS SIGNATURE ON THE SUBSIDIARIES GUARANTEE, OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

               (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

               (E) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

     (h) EACH OF THE BORROWER, THE SUBSIDIARY GUARANTORS, THE LENDERS AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FORBEARANCE AGREEMENT AND ANY

OTHER CREDIT DOCUMENT TO WHICH IT Is A PARTY AND FOR ANY
COUNTERCLAIM THEREIN.

     (i) This Forbearance Agreement shall be deemed a "Credit Document" for purposes of the Credit Agreement and the other Credit Documents.

     (j) This Forbearance Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements with respect to the subject matter hereof.

     (k) The Borrower and each Subsidiary Guarantor hereby acknowledges that:

               (i) it has been advised by counsel in the negotiation, execution and delivery of this Forbearance Agreement;

               (ii) neither the Agent nor any Lender has any fiduciary relationship to the Borrower or any Subsidiary Guarantor, and the relationship between the Agent and the Lenders, on the one hand, and the Borrower and the Subsidiary Guarantors, on the other, is solely that of creditor and debtor; and

               (iii) no joint venture exists among the lenders or among the Borrower, the Subsidiary Guarantors and the Lenders.


                            [SIGNATURE PAGES FOLLOW]

                                                         Forbearance Agreement
                                                   dated as of August 18, 1997



     IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered as of the day and year first above written.

                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as Agent and as a Lender


                                        By /s/ DANIEL H. CASHER
                                          ------------------------------
                                          Name:  Daniel H. Casher
                                          Title: Vice President



                                        NORTHSTAR HEALTH SERVICES, INC.


                                        By
                                          ------------------------------
                                          Name:
                                          Title:


                                        NORTHSTAR MEDICAL SERVICES, INC.,
                                        f/k/a NSHS HOLDINGS, INC.


                                        By
                                          ------------------------------
                                          Name:
                                          Title:


                                        DIRECT PROVIDER NEWWORK, INC.; f/k/a
                                        NORTHSTAR HS HOLDINGS, INC.


                                        By
                                          ------------------------------
                                          Name:
                                          Title:

                                                         Forbearance Agreement
                                                   dated as of August 18, 1997


     IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered as of the day and year first above written.



                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as Agent and as a Lender


                                        By
                                          ------------------------------
                                        Name:
                                        Title:


                                        NORTHSTAR HEALTH SERVICES, INC.


                                        By /s/ THOMAS W. ZAUCHA
                                          ------------------------------
                                        Name:  Thomas W. Zaucha
                                        Title: Chairman & CEO


                                        NORTHSTAR MEDICAL SERVICES. INC.,
                                        f/k/a NSHS HOLDINGS, INC;


                                        By /s/ THOMAS W. ZAUCHA
                                          ------------------------------
                                        Name:  Thomas W. Zaucha
                                        Title:


                                        DIRECT PROVIDER NETWORK, INC.; f/k/a
                                        NORTHSTAR HS HOLDINGS, INC.



                                        By /s/ THOMAS W. ZAUCHA
                                          ------------------------------
                                        Name:  Thomas W. Zaucha
                                        Title:

                                                         Forbearance Agreement
                                                   dated as of August 18, 1997


                                             NSHS SERVICES, INC.


                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                               Name:  Thomas W. Zaucha
                                               Title:



                                             NORTHSTAR HEALTH
                                             CONSULTING, INC.



                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                               Name:  Thomas W. Zaucha
                                               Title:


                                             ABILITY PLUS REHABILITATION
                                             MANAGEMENT COMPANY, f/k/a
                                             NSHS CARDIAC HOLDINGS, INC.


                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                               Name:  Thomas W. Zaucha
                                               Title:



                                             NORTHSTAR DIAGNOSTIC
                                             SERVICES, INC., f/k/a
                                             NORTHSTAR NUCLEAR SERVICES, INC.


                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                             Name:  Thomas W. Zaucha
                                             Title:

                                                         Forbearance Agreement
                                                   dated as of August 18, 1997



                                             KEYSTONE REHABILITATION SYSTEMS,
                                             INC.


                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                             Name:  Thomas W. Zaucha
                                             Title:



                                             KEYSTONE REHABILITATION
                                             MANAGEMENT, INC.


                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                             Name:  Thomas W. Zaucha
                                             Title:



                                             VASCUSONICS, INC.


                                             By /s/ THOMAS W. ZAUCHA
                                               ------------------------------
                                             Name:  Thomas W. Zaucha
                                             Title: